Shareholders' Equity - Summary of Net (Loss) Income Per Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020	Mar. 31, 2019
Statement Of Stockholders Equity [Abstract]
Net (loss) income attributable to Taro	$ (386,653)	$ 244,241	$ 281,777
Basic and diluted weighted average number of common shares outstanding	38,209,726	38,460,056	38,990,058
Basic and diluted EPS	$ (10.12)	$ 6.35	$ 7.23